MARKETABLE SECURITIES	12 Months Ended
Dec. 31, 2012
MARKETABLE SECURITIES [Abstract]
MARKETABLE SECURITIES
19.  MARKETABLE SECURITIES

Marketable securities held by the Company are equity securities considered to be available-for-sale securities.
All figures in USD '000	2012	2011
Cost	633	795
Accumulated net unrealized loss	(84)	(212)
Fair value	549	583

During 2012, the Company sold a number of 1,400 securities held in Exxon Mobil resulting in a gain of $24,000.

In 2012, an other -than-temporary impairment was recorded against securities held in CitiGroup Inc. and the shares were written down to fair value as of December 31, 2012 resulting in an impairment loss of $64,000. This other-than temporary impairment has been reclassified out of accumulated other comprehensive income into other financial expenses in the statements of operations.

At December 31, 2012, net unrealized loss on marketable securities included in comprehensive income is $0.1 million, compared to $0.2 million as of December 31, 2011.